EXHIBIT 10.26

                                SERVICE AGREEMENT

     THIS SERVICE AGREEMENT (the "Agreement") is effective as of November 3, 2004, by and between TanSeco Systems, Inc. ("TanSeco"), a Delaware corporation and a wholly-owned subsidiary of eLinear, Inc. ("eLinear"), a Delaware corporation, and RadioShack Corporation ("RadioShack"), a Delaware corporation.

                                 R E C I T A L S
                                 - - - - - - - -

A. RadioShack and eLinear are parties to that certain Stock Purchase Agreement, dated the date hereof, pursuant to which RadioShack has agreed to sell and eLinear has agreed to purchase all of the capital stock of TanSeco, from RadioShack, thereby causing the acquisition by eLinear of TanSeco. Such acquisition is referred to as the "Acquisition Transaction."

B. The consummation of the Acquisition Transaction is conditioned upon the parties entering into a mutually satisfactory services agreement pursuant to which TanSeco will provide certain services with respect to the installation and repair of security systems for RadioShack.

C. The parties desire to enter into this agreement to set forth the terms and conditions for the provision by TanSeco of certain services with respect to the installation and repair of security systems for RadioShack.

                                A G R E E M E N T
                                -----------------

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the parties agree as follows:

1.   SERVICES.

     1.1  Services.  In  consideration of  the  pricing  set forth in Exhibit D,
          --------                                                    ---------
          RadioShack hereby appoints TanSeco, and TanSeco accepts the appointment, as RadioShack's Preferred Provider (as described in
          Section 1.3) for the installation, service, repair, and inspection of security, closed circuit television, and fire systems used by RadioShack for security systems in all of RadioShack company-owned stores located in the continental United States, Puerto Rico and the U.S. Virgin Islands ("RadioShack Stores"), kiosks, and other physical locations identified by RadioShack or its affiliates (collectively, the "Services"). The Services are described in the Scope of Work attached hereto and incorporated herein as Exhibit A. "RadioShack
                                                          ---------
          Stores" shall not include, and the foregoing appointment of TanSeco shall not apply to, RadioShack's independent dealers or franchisees operating retail store locations under the RadioShack brand.

     1.2  Other  Services.  During the term of this Agreement, either party may,
          ---------------
          from time to time, request that TanSeco expand the Services that it provides (collectively referred to as "Other Services"). The addition of Other Services, if any, shall be evidenced by an Addendum attached to this Agreement and executed by the parties. The Addendum shall state the terms, scope of work and pricing of the Other Services. Except as may be otherwise specifically provided in the Addendum, the Other Services shall be subject to all of the terms and conditions of this Agreement.


                                      E-1
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     1.3  Preferred Provider; Right of First Refusal.  As RadioShack's Preferred
          -------------------------------------------
          Provider, TanSeco shall provide the Services in a manner equal to RadioShack's current cost, quality and scheduling requirements as described in Section 3 of this Agreement.

          (a) During the Term of this Agreement, if RadioShack needs Services or Other Services that are small in scope and routine in nature (e.g., service calls), RadioShack shall provide a purchase order or a purchase order number (the "Purchase Order") to TanSeco to provide such Services or Other Services. For urgent matters, RadioShack will issue a verbal Purchase Order to TanSeco, to be followed by a confirming fax. Urgent matters shall be designated as such in the confirming fax. All other Purchase Orders will be written (including by fax). If TanSeco accepts the Purchase Order, TanSeco shall promptly acknowledge receipt of the Purchase Order, no less than five (5) business days after receipt of the Purchase Order, or two (2) business days if the Purchase Order is urgent. If TanSeco rejects the Purchase Order, TanSeco shall notify RadioShack within five (5) business days after receipt of the Purchase Order, or within two (2) days if the Purchase Order is urgent. If TanSeco does not accept the Purchase Order within applicable time period, TanSeco shall be deemed to have rejected the Purchase Order. Unless otherwise agreed by the parties in writing, TanSeco shall schedule the service contemplated by the Purchase Order within five (5) business days of acceptance of the Purchase Order and within two (2) business days of acceptance of the Purchase Order if the Purchase Order is urgent. RadioShack may present the services represented by the Purchase Order to third parties only after TanSeco rejects the Purchase Order.

          (b) During the Term of this Agreement, if RadioShack needs Services or Other Services that are not small in scope or routine in nature (e.g., installation services for a new store), RadioShack shall provide TanSeco with a written proposal (the "Proposal") setting forth what will be required and the time frame for such Services or Other Services to be completed and such other related information that RadioShack deems necessary or other information that TanSeco may reasonably request, and TanSeco shall have five
               (5) business days to accept or reject such Proposal. If TanSeco does not accept the Proposal within five (5) business days, TanSeco shall be deemed to have rejected the Proposal. If TanSeco rejects the Proposal, the parties shall negotiate in good faith for five (5) business days thereafter to revise the Proposal to their mutual satisfaction. If TanSeco then accepts the Proposal or the parties agree to a mutually agreeable revised Proposal, TanSeco shall provide such Services or Other Services to RadioShack pursuant to this Agreement. RadioShack may only present the services represented by the Proposal to third parties if TanSeco rejects the Proposal and the parties fail to reach a mutually agreeable revised Proposal within the specified timeframe.

          (c) Notwithstanding anything herein to the contrary, in the event that TanSeco fails to provide the Services or the Other Services within the time period specified by RadioShack more than three
               (3) times in any twelve (12) month period, and such failure is not due to events beyond the reasonable control of TanSeco, TanSeco shall cease to be designated as RadioShack's Preferred Provided, and RadioShack may offer the Services or the Other Services to third parties prior to or without offering such Services or Other Services to TanSeco. By way of clarification, the cure period specified in Section 12.2 shall not apply to this section.

     1.4  No  Minimum  Guaranty.  TanSeco and eLinear acknowledge and agree that
          ----------------------
          RadioShack does not guarantee any minimum amount of Services or Other Services, nor does it guarantee any minimum amount of revenue or profit to be earned by TanSeco or eLinear pursuant to this Agreement,

2.   RELATIONSHIP  OF  PARTIES.

     2.1  Independent  Contractor.  TanSeco  is an independent contractor.  This
          -----------------------
          Agreement will not be construed to create any partnership, joint venture, agency or employer and employee relationship between RadioShack and TanSeco. Neither of the parties shall create any obligation or assume any responsibility on behalf of the other party nor be able to bind the other party in any way whatsoever.

     2.2  Taxes  and  Insurance Liability.  TanSeco understands and acknowledges
          -------------------------------
          that, except sales or use taxes imposed upon RadioShack, TanSeco is solely responsible for any and all taxes and insurance liability arising from fulfillment of its obligations under this Agreement. TanSeco agrees that it shall report such payments to taxing authorities and pay all federal, state, or local income, self employment and other taxes payable with respect thereto in a manner consistent with its status as an independent contractor. TanSeco will be solely responsible for all taxes, its and its employee's wages, benefits, unemployment compensation and workers' compensation and all other costs and expenses relating to its employees and applicable to the performance of this Agreement.

3.   PERFORMANCE OF SERVICES AND OTHER SERVICES.

     3.1  Performance  Guidelines.  TanSeco  shall  perform  the  Services  in
          -----------------------
          accordance with the provisions of the "Scope of Work" outlined on Exhibit A and the "Performance Parameters" set forth on Exhibit B, and
          ---------                                               ---------
          shall perform the Other Services in accordance with the provisions of any Addendum with respect thereto.

     3.2  Quality  of  Services  and  Other  Services.  In  connection  with the
          -------------------------------------------
          performance by it of the Services or Other Services, TanSeco shall employ a standard of care, skill, and diligence consistent with the highest professional standards practiced in TanSeco's industry. Services and Other Services will, at all times during the term of the Agreement, be performed in compliance with all applicable laws, ordinances, rules and regulations. TanSeco will ensure that all aspects of the Services or Other Services are performed in a safe, efficient and lawful manner.

     3.3  Permits,  Licensing,  etc.  TanSeco shall be responsible for obtaining
          --------------------------
          all necessary licenses and permits, at TanSeco's expense, to perform the Services and the Other Services. TanSeco represents and warrants that it has all licenses and permits necessary to perform its obligations under the terms of this Agreement as of the effective date of the Agreement and at all times during the term of the Agreement.

     3.4  Trained  and  Qualified Personnel.  In the performance of the Services
          ---------------------------------
          or Other Services, TanSeco's employees and subcontractors will conduct operations in a proper, courteous and timely manner, and will be fully trained in all aspects of the Services or Other Services. Any personnel that is required to be licensed shall possess all requisite licenses.

     3.5  Furnish  Materials.  TanSeco  shall,  at  its  sole  cost and expense,
          ------------------
          furnish and maintain in good mechanical condition and repair, all vehicles, tools, supplies, labor, supervision and parts necessary, required or proper for the safe and efficient performance of TanSeco's obligations under this Agreement. TanSeco shall pay all costs and expenses in connection with the safe and efficient performance of TanSeco's obligations under this Agreement.

     3.6  Non-Infringement.  TanSeco warrants and represents that, in the course
          ----------------
          of complying with its obligations and duties under this Agreement, it will not violate or infringe upon any patent, copyright, trade secret or other property or contract right of any other person.

     3.7  Policies.  While  on  RadioShack's  premises  and in RadioShack Stores
          --------
          and/or fulfilling its obligations hereunder, TanSeco and persons employed or conducting business with TanSeco shall (1) comply with all policies and procedures promulgated by RadioShack as to RadioShack's premises and/or Stores; (2) not destroy or damage any real or personal property of RadioShack; (3) not make disparaging comments about RadioShack, its products, services, employees, or otherwise make comments that reflect adversely on RadioShack; and (4) be professional, appropriately dressed, well-mannered, and conduct themselves appropriately at all times.

     3.8  Purchases.  No  goods  or  equipment shall be purchased in the name of
          ---------
          RadioShack by TanSeco or any person employed or conducting business with TanSeco. No debts, liabilities, obligations, or contracts of whatsoever kind made or incurred by either of the parties hereto or any person employed by or conducting business with said party shall be in the name or upon credit of the other party, and the party incurring such debt, liabilities, obligations, or contract shall be liable or responsible therefor. TanSeco shall not be entitled to or utilize any discount, bonus or other marketing incentive earned by or belonging to RadioShack.

     3.9  Trademarks.  This  Agreement  does  not  grant  TanSeco  any rights or
          ----------
          license to use RadioShack's trademarks, trade names, service marks or any other identifying marks of RadioShack. Under no circumstances may TanSeco use any of RadioShack's trademarks, trade names, service marks or any other identifying marks of RadioShack without obtaining RadioShack's prior written consent, which RadioShack may grant or withhold in its sole discretion.

     3.10  Responsibilities and Obligations of RadioShack.  RadioShack agrees to
           ----------------------------------------------
          comply with the responsibilities and obligations as set forth in Exhibit C.

4. COMPENSATION AND BILLING PROCEDURES. RadioShack shall pay TanSeco the applicable fees and charges set forth in Exhibit D. TanSeco will invoice
                                                 ---------
     RadioShack in accordance with Exhibit D, with payment of undisputed amounts
                                   ---------
     to be made net thirty (30) days from the receipt date of the invoice (i) by wire transfer or ACH direct deposit only (in accordance with TanSeco's instructions) or (ii) by such other payment means as RadioShack shall select in its discretion. All invoices shall be accompanied by supporting documentation, including signed work orders for service tickets. If RadioShack in good faith disputes any invoice or portion thereof RadioShack shall provide TanSeco written notification detailing the cause of such dispute. Upon such notification RadioShack and TanSeco will take all reasonable actions to resolve such disputes, and RadioShack shall have fifteen (15) days following its receipt of a resubmitted invoice to pay
     TanSeco for those items no longer considered to be in dispute. If any undisputed part of a payment is more than fifteen (15) days late, RadioShack agrees to pay a late charge of ten percent (10%) of the payment which is late, or if less, the maximum late charge allowed by applicable law.

5.   WARRANTY  AND  LIMITATION  OF  LIABILITY.

     5.1 DISCLAIMER OF WARRANTIES. TANSECO DOES NOT WARRANT THAT ANY SECURITY, CLOSED CIRCUIT TELEVISION, OR FIRE SYSTEMS THAT TANSECO INSTALLS DURING THE TERM OF THIS AGREEMENT (THE "INSTALLED SYSTEMS") OR SERVICE OR OTHER SERVICE PROVIDED MAY NOT BE COMPROMISED OR CIRCUMVENTED; OR THAT THE ALARM SYSTEM OR SERVICES WILL PREVENT ANY LOSS; OR THAT THE ALARM SYSTEM OR SERVICES WILL PROVIDE THE SECURITY FOR WHICH THEY ARE INTENDED, OTHER THAN THE LIMITED WARRANY CONTAINED IN SECTION 5.2, TANSECO MAKES NO WARRANTIES, EXPRESS OR IMPLED, AS TO THE SYSTEM OR SERVICE WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. THERE ARE NO ORAL WARRANTIES WHICH EXTEND BEYOND THE WRITTEN TERMS CONTAINED IN THIS AGREEMENT. RADIOSHACK AGREES THAT TANSECO IS NOT AN INSURER; RADIOSHACK ASSUMES ALL RISK OF THE LOSS OR DAMAGE TO RADIOSHACK'S PREMISES AND TO THE CONTENTS THEREOF; AND RADIOSHACK HAS READ AND UNDERSTAND THIS AGREEMENT.

     5.2  Limited  Warranty.  TanSeco  warrants  the equipment and parts against
          -----------------
          defects in materials and workmanship for a period of one (1) year for parts and ninety (90) days for labor, from the date the Installed Systems are installed or any Service or Other Service is provided ("Service Date"). For the first ninety (90) days following the Service Date, TanSeco will repair and replace the equipment or parts in the Installed Systems or for any repairs or Services or Other Services provided without charge for such parts, equipment or labor. From the ninety-first (91) day until one (1) year following the Service Date, TanSeco will repair or replace equipment or parts in the Installed Systems or any other Service or Other Service provided without charge for parts or equipment. During this period, RadioShack will be responsible for any labor charges. To obtain service under this limited warranty, RadioShack shall give written notice to TanSeco. In an emergency, such notice my be oral but shall be followed immediately by written notice. After the expiration of one (1) year from the Service Date, all service calls will be billed on a time and material basis. This warranty does not cover damages or failure caused by or attributable to acts of God, abuse, misuse, improper or abnormal usage, improper maintenance, lightning or other incidence of excess voltage, or any repairs other than those provided by TanSeco, or transportation cost. Within the warranty period and upon receipt of a request from RadioShack for warranty service, TanSeco shall respond as soon as possible, but in no event more than ten (10) business days after receipt of such a request. TanSeco has no responsibility for defects in any equipment or parts not supplied by TanSeco used in connection with the Services or Other Services. TANSECO MAKES NO OTHER WARRANTY EXPRESS OR IMPLIED WITH RESPECT TO ANY SERVICES PERFORMED OR PRODUCTS SUPPLIED UNDER THIS AGREEMENT. RadioShack shall pay all charges which may result from any alteration, remodeling, repair, or other change to any of RadioShack's premises. Additions to, or changes in rearrangement of space protection components, necessary by stock, fixture, or structural changes, which shall be necessary to retain the original protection provided shall be at RadioShack's expense. If RadioShack, for whatever reason, allows any other person or service, including RadioShack employees, agents or subcontractors, to materially disturb any of the equipment or wiring installed or provided by TanSeco in its performance of the Services and Other Services, then the limited warranty provided by this Section 5.2 will be void with respect to such disturbed equipment or wiring and then to the extent that such equipment or wiring is disturbed.

     5.3  Limitation  of  Liability.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER
     ------------------------------
          PARTY FOR ANY SPECIAL, EXEMPLARY, INDIRECT, OR CONSEQUENTIAL DAMAGES UNDER ANY CIRCUMSTANCES WHETHER IN CONTRACT, TORT, OR UNDER ANY OTHER THEORY OF RECOVERY EXCEPT WITH RESPECT TO CLAIMS BY OR DAMAGES AWARDED TO A THIRD PARTY AGAINST WHICH A PARTY TO THIS AGREEMENT HAS AN OBLIGATION.

6.   INDEMNIFICATION.

     6.1  By TanSeco.  TanSeco shall indemnify and save and hold RadioShack, its
          ----------
          affiliates and their respective officers, directors, employees and agents (collectively, the "RadioShack Indemnified Parties") harmless from and against all losses, costs, obligations, liabilities, damages, actions, suits, causes of action, claims, demands, settlements, judgments and other expenses (including, but not limited to, costs of defense, settlement and reasonable attorneys' fees) of any type or nature, including, but not limited to, damage or destruction to property, injury (including death) to any person or persons ("Losses"), that are asserted against, incurred, imposed upon or suffered by the RadioShack Indemnified Parties, by reason of, or arising out of, (a) the negligence or willful misconduct of TanSeco, its employees, agents, or subcontractors in their performance of Services or Other Services, (b) the violation of any law, rule, regulation, ordinance or other authority by TanSeco, its employees, agents or subcontractors, or (c) TanSeco's performance or non-performance of this Agreement, including a breach or failure to perform this Agreement or any of its terms, by TanSeco, its employees, agents or subcontractors, whether such claims shall be made by an employee of TanSeco, a subcontractor, an employee of any subcontractor of TanSeco, or by any other person.

          TanSeco shall, at its own cost and expense, pay all costs incurred by any RadioShack Indemnified Party in connection with any suit or claim for which indemnity is sought by any RadioShack Indemnified Party under this Agreement. If any RadioShack Indemnified Party shall incur any Losses in any such action, TanSeco shall satisfy and discharge the same without cost or expense to such RadioShack Indemnified Party. However, this indemnity shall not apply to Losses resulting (1) from RadioShack's negligence or material breach of this Agreement, or (2) any failure or malfunction of the Installed Systems or other security, closed circuit television, and fire systems serviced, repaired or inspected by TanSeco, unless such failure or malfunction was caused by the negligence of TanSeco, its employees, agents or subcontractors.

     6.2  By  RadioShack.  RadioShack shall indemnify and save and hold TanSeco,
          --------------
          its affiliates and their respective officers, directors, employees and agents (collectively, the "TanSeco Indemnified Parties") harmless from and against all Losses of any type or nature, including, but not limited to, damage or destruction to property, injury (including death) to any person or persons, that are asserted against, incurred, imposed upon or suffered by the TanSeco Indemnified Parties by reason of, or arising out of, (a) the negligence or willful misconduct of RadioShack, its employees, agents, or subcontractors, (b) the violation of any law, rule, regulation, ordinance or other authority by RadioShack, its employees, agents or subcontractors, or (c) RadioShack's performance or non-performance of this Agreement, including a breach or failure to perform this Agreement or any of its terms, by RadioShack, its employees, agents or subcontractors, whether such claims shall be made by an employee of RadioShack, a subcontractor, an employee of any subcontractor of RadioShack, or by any other person.

          RadioShack shall, at its own cost and expense, pay all costs incurred by any TanSeco Indemnified Person in connection with any suit or claim for which indemnity is sought by any TanSeco Indemnified Party under this Agreement. If any TanSeco Indemnified Party shall incur any Losses in any such action, RadioShack shall satisfy and discharge the same without cost or expense to such TanSeco Indemnified Party. However, this indemnity shall not apply to claims, actions, or suits resulting from TanSeco's negligence or material breach of this Agreement.

7.   INSURANCE.

     7.1  By  TanSeco.  Before  commencing  any  work  under  the  terms of this
          -----------
          Agreement, and throughout the term of this Agreement, TanSeco, or it affiliate, shall procure and maintain insurance, or, as the case may be, cause its subcontractors to produce and maintain insurance, of the kinds and limits enumerated hereunder and in form satisfactory to RadioShack. Certificates of insurance shall be provided to RadioShack evidencing the required coverage before the commencement of work and shall set forth the following: (i) TanSeco and each subcontractor or agent shall possess workers' compensation insurance in compliance with and in accordance with applicable laws, (ii) employer's Liability insurance with limits of at least $1,000,000 for each occurrence;
          (iii) comprehensive automobile liability insurance if the use of motor vehicles is required, with at least $1,000,000 combined single limit for bodily injury and property damage for each occurrence; (iv) comprehensive general liability insurance, including blanket contractual liability and broad form property damage, with at least $1,000,000 combined single limit for personal injury and property damage for each occurrence and umbrella coverage by TanSeco of not less than $2,000,000. The insurance required under this provision shall be issued by an insurance company authorized to do business in the states in which the Services or Other Services are rendered and the insurance required of TanSeco shall provide for at least thirty
          (30) days written notice to RadioShack before any reduction in coverage, termination, cancellation and/or non-renewal of such insurance. To the extent it is not in violation of RadioShack's insurance policy, RadioShack does hereby for itself and any parties claiming under it, release and discharge TanSeco from and against all hazards covered by RadioShack's insurance. It is expressly understood and agreed that no insurance company or insurer will have any claim of subrogation against TanSeco.

     7.2  By  RadioShack.  During  the term of this Agreement, RadioShack agrees
          --------------
          to obtain and maintain liability, business interruption insurance, fire and extended coverage insurance on property and the business of RadioShack in amounts sufficient to protect RadioShack from such losses.

     8.   SUBCONTRACTORS.

     8.1  TanSeco's  Right to Subcontract.  TanSeco may subcontract the Services
          -------------------------------
          and Other Services to one or more of its authorized subcontractors. However, TanSeco shall (1) be solely responsible for the conduct and Services or Other Services of all such subcontractors, who shall comply in all respects to the terms of this Agreement as if such subcontractors were a party to this Agreement and (2) obtain a written contract with all subcontractors so that they shall comply with all terms of this Agreement as if subcontractor were a party to the Agreement.

     8.2  No  Agreement  Between  RadioShack  and Subcontractor. No provision of
          -----------------------------------------------------
          this Agreement, or any agreement between TanSeco and any subcontractor, or any agreement between any subcontractor and any other subcontractor, shall be construed as an agreement between RadioShack and any subcontractor. TanSeco shall be as fully responsible to RadioShack for the acts and omissions of any of TanSeco's subcontractors or of any other contractors engaged by a subcontractor, as TanSeco is for the acts and omissions of TanSeco's own employees.

     8.3  Removal  of  Subcontractors.  RadioShack  may  give  written notice to
          ---------------------------
          TanSeco requesting TanSeco remove a particular subcontractor of TanSeco from performing any Services or Other Services or any other functions under the terms of this Agreement. Such notice shall set out the cause(s) for the request for removal. Upon receipt of such notice, TanSeco, acting reasonably, shall promptly remove the subcontractor from any and all connections with providing the Services or Other Services or other functions under this Agreement, if TanSeco perceives any reasonable risk, potential or perceived, to RadioShack.

     8.4  Bankruptcy of eLinear or TanSeco. In the event that eLinear or TanSeco
          --------------------------------
          becomes insolvent, or is declared a bankrupt during the term of this Agreement (unless such bankruptcy is and continues to be a Chapter 11 reorganization bankruptcy), eLinear and TanSeco will allow RadioShack to deal directly with TanSeco's subcontractors that have been hired for the purpose of fulfilling TanSeco's obligations under this Agreement.

     8.5  Non-Solicitation.  Except  as provided in Section 8.4, during the term
          ----------------
          of this Agreement and for a period of six (6) months following completion of services hereunder or termination of this Agreement, neither party will, except with the other party's prior written consent, which consent shall not unreasonably be withheld, hire or solicit or to hire, either directly or indirectly, the employees or subcontractors of the other party; provided, however, that such prohibition shall not apply (i) to RadioShack's use of TanSeco's subcontractors if TanSeco ceases to be designated as RadioShack's Preferred Provider under Section 1.3(c) or (ii) to RadioShack's use of TanSeco's subcontractors with respect to a Purchase Order or a Proposal if TanSeco rejects such Purchase Order or Proposal. This prohibition does not apply to employees of either party who respond to a public announcement or otherwise participate in a public job solicitation.

9.   CONFIDENTIAL  INFORMATION.

     9.1  Confidential Information of RadioShack.  "Confidential Information" of
          --------------------------------------
          RadioShack shall be defined as any and all confidential information and business information provided by RadioShack to TanSeco relating in any way to the subject matter of this Agreement, whether furnished before or after the date of this Agreement and regardless of the manner in which furnished, including but not limited to: (i) information relating to the Services or Other Services performed under this Agreement; (ii) work papers, analyses, compilations, projections, and statistical data; (iii) product cost and/or sale information and sales data; (iv) identities of any current pending or future vendors or planned products and services to be offered or withdrawn by RadioShack to consumers; (v) planned and future promotions and grand opening dates; (vi) RadioShack's business plans and forecasts; or
          (vii) any document or other items marked "Confidential" or specifically communicated by RadioShack as "Confidential." Such Confidential Information is the sole property of RadioShack and constitutes confidential trade secrets of RadioShack, to be held by TanSeco in trust and solely for RadioShack's benefit.

     9.2  Confidential  Information  of  TanSeco.  "Confidential Information" of
          --------------------------------------
          TanSeco shall be defined as any and all confidential information and business information provided by TanSeco, to RadioShack relating in any way to the subject matter of this Agreement, whether furnished before or after the date of this Agreement and regardless of the manner in which furnished, including but not limited to information about TanSeco's services relating to: (i) information relating to the Services or Other Services performed under this Agreement (ii) selling and marketing; (iii) contractor/subcontractor/installer information and arrangements, such as, but not limited to, authorized independent subcontracting installer's names, addresses and listings of same; (iv) pricing and pricing data, cost and costing information (e.g., product and labor costs and installation and installer fees), billing; (v) servicing, suppliers and supplier information, accounting and finances, (vi) business systems methods, techniques, plans and policies; or (vii) any documents or other items marked "Confidential" or specifically communicated by TanSeco as "Confidential." Such Confidential Information is the sole property of TanSeco and constitutes confidential trade secrets of TanSeco, to be held by RadioShack in trust and solely for TanSeco's benefit.

     9.3  Restrictions.  The  receiving party agrees that, except as required in
          ------------
          the performance of its obligations hereunder and as permitted by the disclosing party, the receiving party shall not publish, reproduce, disclose or make any use of any such disclosing party's Confidential Information unless or until:

          (i) such Confidential Information enters the public domain other than by a breach of this provision by the receiving party, its employees or affiliates;

          (ii) such Confidential Information becomes known to the receiving party from a source other than the disclosing party, other than by the breach of an obligation of confidentiality owed to the disclosing party, or other than by a third party acting to assist the disclosing party and/or the receiving party regarding this Agreement;

         (iii) the disclosing party authorizes the publication or disclosure of such information in writing; or

          (iv) as may be required by law to be disclosed; provided however, the receiving party shall first give prompt notice to the disclosing party so that the disclosing party may seek a protective order requiring that the information and/or documents to be disclosed be used only for the purposes for which the order was issued.

     9.4  Standard  of  Care.  The  receiving  party agrees to take at least the
          ------------------
          same precautions to ensure the protection, confidentiality and security of the Confidential Information entrusted to it and to satisfy its obligations under this Agreement as it would to protect its own Confidential Information but in no event less than a reasonable standard. The receiving party shall also limit the access to such Confidential Information to only those employees having a need to know and such employees shall be instructed concerning their obligations to maintain confidentiality. The receiving party shall return to the disclosing party all Confidential Information, or destroy and certify such destruction of all Confidential Information, promptly upon disclosing party's request.

     9.5  Damages.  The receiving party acknowledges that monetary damages alone
          -------
          may not be a sufficient remedy for unauthorized disclosure of Confidential Information and that the disclosing party shall be entitled, without waiving any other rights or remedies, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction. Further, the receiving party acknowledges and agrees that if there is a breach or threatened breach of the provisions regarding confidentiality, the disclosing party will be irrevocably harmed and entitled to a temporary restraining order, an injunction and/or other equitable relief against the commencement or continuance of such breach without the requirement of posting a bond or proving injury as a condition of relief.

     9.6  Survival.  This confidentiality provision shall survive the expiration
          --------
          or termination of this Agreement for a period of two (2) years and shall inure to the benefit of and be binding upon any parent, subsidiary, affiliate and successor of the parties.

10.  REPORTS,  AUDITS  AND  NOTIFICATIONS.

     10.1 Reports  on Progress.  TanSeco will  provide RadioShack the reports as
          --------------------
          to  its  progress  in  performing the Services or Other Services, with such reports to be provided for such periods and to include the information each as set forth on Exhibit E. TanSeco shall, from time
                                             ---------
          to time upon the request of RadioShack, supply to RadioShack such information, reports, books and records, written or otherwise, reasonably requested by RadioShack within ten (10) business days of such request, if, and to the extent that, TanSeco's systems capture the information.

     10.2 Audit.  Each party shall keep, maintain and preserve in its  principal
          -----
          place of business, during the Term and for at least two (2) years following termination or expiration of this Agreement, or any renewals hereof, complete and accurate records relating to this Agreement. Such records shall be available for inspection and/or audit during normal business hours and upon reasonable written request by the party requesting the audit or its designees. Neither party shall be permitted to audit the other party's records more than twice in any twelve (12) month period.

11. FORCE MAJEURE. Neither party shall be liable for any loss, damage, cost, delay or failure to perform resulting in whole or in part from any cause beyond such party's reasonable control, including but not limited to, fires, floods, strikes or other labor disputes, equipment breakdowns, insurrections, riots, failures or delays by suppliers or subcontractors, or requirements of any governmental authority.

12.  TERM  AND  TERMINATION.

     12.1 Term.  Unless  earlier  terminated in accordance with this Section 12,
          ----
          this Agreement shall continue for a period of three (3) years from the effective date set forth above. Either party may terminate the Agreement at the end of the three (3) year term by giving the other party not less than ninety (90) days prior written notice of such termination. Unless this Agreement is so terminated, this Agreement shall automatically renew for successive one year terms, unless either party provides prior written notice of termination not less than ninety (90) days prior to such automatic renewal.

     12.2 Early  Termination.
          ------------------

     i) Upon breach of any material term of this Agreement by either party, the other party may give written notice of such breach to the breaching party who shall have thirty (30) days to cure such breach ("Curative Period"); upon the failure of such breaching party to cure such breach within the Curative Period, the other party may immediately terminate this Agreement. For purposes of clarification, curing a breach hereunder shall refer not only to the breaching party's curing a specific event but shall also include the breaching party's presenting a reasonable plan detailing the cure of the issue underlying such breach (e.g., a plan addressing a failure to perform Services that meet applicable code requirements).

     ii) If a party becomes insolvent or adjudged a bankrupt (unless such bankruptcy is and continues to be a Chapter 11 reorganization bankruptcy) or makes an assignment for the benefit of creditors, the other party may, upon written notice to the other party, immediately terminate this Agreement.

     iii) If a party becomes subject to any merger, investment, stock transfer or acquisition, asset transfer or acquisition, or change in directorships or managers that has the effect of substantially changing the group of individuals or entities who have the ability to direct the affairs of such party or any parent or subsidiary of such party (hereinafter a "Change of Control"), without the consent of the other party (which consent shall not be unreasonably withheld or delayed), the other party may upon written notice, immediately terminate this Agreement. Notice of any Change of Control shall be given to the other party at least thirty (30) days prior to the effective date of such Change of Control.

14.  OTHER  PROVISIONS.

     14.1 Applicable  Law;  Jurisdiction.   The  construction,  performance  and
          ------------------------------
          interpretation of this Agreement shall be governed by the laws of the State of Texas. The Parties expressly consent to the personal jurisdiction of the federal and state courts having jurisdiction within Texas.

     14.2 Notices.  All  notices and other communications required or  permitted
          -------
          hereunder shall be in writing and shall be mailed by certified or registered mail, postage prepaid with return receipt requested, telecopy, or delivered by hand, messenger or overnight courier service, and shall be deemed given when received at the addresses of the parties set forth below, or at such other address furnished in writing to the other parties hereto.

          If TanSeco:              TanSeco Security Systems, Inc.
                                   2901 West Sam Houston Parkway North
                                   Suite E-300
                                   Houston, Texas 77041
                                   Attention: President
                                   Fax: (713) 896-0510

          With a copy to:          Brewer & Pritchard PC
                                   3 Riverway
                                   Houston, Texas
                                   Attention: Thomas Pritchard
                                   Fax: (713) 659-5302

          If to the Seller:        RadioShack  Corporation
                                   100 Throckmorton Street, Suite 1800
                                   Fort Worth, Texas 76102
                                   Attention: Vice President - Loss Prevention
                                                   and Security
                                   Fax: (817) 415-8159

          With a copy to:          RadioShack  Corporation
                                   100 Throckmorton Street, Suite 1700
                                   Fort Worth, Texas 76102
                                   Attention: Vice President - Law
                                   Fax: (817) 415-6593

          The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon the second (2nd) business day following deposit thereof in the United States mail. If notice is given by telecopy in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt by the sender of an affirmative transmission confirmation.

     14.3 No Third Party Beneficiaries.  The parties  agree and acknowledge that
          ----------------------------
          this Agreement is not made for the benefit of any third party.

     14.4 Entire  Agreement.  This  Agreement  and  the Exhibits  constitute the
          -----------------
          entire understanding of the parties with respect to the subject matter hereof and cancels and supersedes any previous and contemporaneous contracts, agreements or understanding between the parties regarding the subject matter hereof, and may not be modified except by an instrument in writing signed by the parties.

     14.5 Assignment.  Neither  party  shall  assign  any  of  its  rights  or
          ----------
          obligations hereunder without the prior express written consent of the other party. Notwithstanding the preceding sentence, either party may assign this Agreement to a parent, subsidiary or affiliated entity without the other party's consent, provided that such assigning party shall continue to be responsible for the performance of all of its obligations under this Agreement notwithstanding such assignment. RadioShack acknowledges that, subject to Section 8 of this Agreement, TanSeco may delegate its duties to perform Services to subcontractors as set forth in this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefits of the parties, and their respective successors and assigns.

     14.6 Modification.  This Agreement may not be amended or modified by either
          ------------
          party, unless such amendment or modification is made in writing and executed by both parties.

     14.7 Headings.  The  headings  contained  herein are for the convenience of
          --------
          reference  only  and  are  not  of  substantive  effect.

     14.8 Gender and Number.  Within  this Agreement and any exhibits or addenda
          -----------------
          incorporated herein, words of any gender include any other gender, and words in the singular number include the plural, unless the context otherwise requires.

     14.9 Severability.  If  any  provision  herein  shall be deemed or declared
          ------------
          unenforceable, invalid or void by a court of competent jurisdiction, the same shall not impair any of the other provisions contained herein which shall be enforced in accordance with their respective terms.

    14.10 Remedies;  Waiver.  No  failure  or  delay by  either party hereto  to
          -----------------
          exercise any rights, power or privilege provided under this Agreement or by applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, power, or privilege preclude any other or future exercise thereof of the exercise of any other right, power or privilege. The remedies provided herein shall be cumulative and shall not be exclusive of any rights or remedies provided by law.

    14.11 Warranty  of  Authority.  Each  party represents and warrants  to  the
          -----------------------
          other that it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has the requisite power and authority to exercise and deliver, and to perform its obligations under this Agreement. Each party represents and warrants to the other that this Agreement has been duly authorized, executed and delivered by such party and constitutes a valid and binding obligation of such party enforceable against such party according to its terms.

    14.12 Counterparts.  This  Agreement  may  be  executed  in  any  number  of
          ------------
          counterparts, each of which may be executed by less than all of the parties to this Agreement, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

    14.13 Attorneys'  Fees.  If  any action is brought to enforce the  terms  of
          ----------------
          this Agreement, the prevailing party shall be entitled to recover its costs and reasonable attorneys' fees.

    14.14 Time of Essence.  With regard to all dates and time periods set  forth
          ---------------
          or  referred  to  in  this  Agreement,  time  is  of  the  essence.


                                    * * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                              TANSECO SYSTEMS, INC.


                              By:__________________________________________
                              Name: Michael Lewis
                              Title: President



                              RADIOSHACK CORPORATION


                              By:__________________________________________
                              Name: Mark C. Hill
                              Title: Senior Vice President -
                                     Chief Administrative Officer,
                                     General Counsel and Secretary